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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert N. Stephens, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-Q of Adaptec, Inc. for the period ended December 31, 2002 that (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the quarterly periods covered by the Form 10-Q.

Date: August 8, 2003	By: /s/ ROBERT N. STEPHENS Robert N. Stephens Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Adaptec, Inc. and will be retained by Adaptec, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        I, Marshall L. Mohr, certify to the best of my knowledge based upon a review of the Form 10-Q, that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the quarterly periods covered by the Form 10-Q.

Date: August 8, 2003	By: /s/ MARSHALL L. MOHR Marshall L. Mohr Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Adaptec, Inc. and will be retained by Adaptec, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002